UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Lisa J. Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: July 31, 2021
Date of reporting period: July 31, 2021

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis New York Venture Fund

July 31, 2021

ANNUAL REPORT

DAVIS NEW YORK VENTURE FUND	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund (the “Fund”) prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.
Quarterly Schedule of Investments
The Fund files its complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Fund’s Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-279-0279, on the Fund’s website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. A list of the Fund’s quarter-end holdings is also available at www.davisfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

DAVIS NEW YORK VENTURE FUND	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Fund's website at www.davisfunds.com or by calling 1-800-279-0279.

We value the trust you have placed in us and look forward to continuing our investment journey together.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

September 3, 2021

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance

Performance Overview
Davis New York Venture Fund outperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended July 31, 2021 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 40.63%, versus a 36.45% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Financials (up 53%), Industrials (up 46%), and Energy (up 44%). The sectors within the S&P 500® that reported the weakest performance were Utilities (up 12%), Consumer Staples (up 18%), and Consumer Discretionary (up 26%).

Contributors to Performance
The Fund continued to hold a large position in Financials. These holdings were the most significant contributor2 to performance both on an absolute basis and relative to the Index. The Fund’s holdings outperformed those of the Index (up 71%, versus up 53%) and the Fund benefited from a significantly higher average weighting (41%, compared to 12%) in this stronger performing sector. Of the top ten contributors during the period, six were from the Financials sector. Capital One Financial3 (up 156%) was the largest holding at the end of the period, representing 8.33% of net assets. Other contributors included Wells Fargo (up 92%), JPMorgan Chase (up 61%), Berkshire Hathaway (up 43%), U.S. Bancorp (up 56%), and American Express (up 85%).
The Fund’s holdings in the Communication Services sector was also beneficial to both absolute and relative performance. The Fund had a higher average weighting in this sector (15%, compared to 11%) and the Fund’s holdings outperformed those of the Index (up 66%, versus up 44%). Alphabet (up 82%), the parent company of Google, continued to be a large holding at the end of the period, representing 5.44% of net assets. Facebook (up 40%) was also a strong performer.
The Fund’s Information Technology position was a key performer. The Fund’s holdings outperformed those of the Index (up 66%, versus up 40%). Applied Materials (up 120%) was among the top contributors. Compared to the Index, the Fund also benefited from being significantly underweight in the two weakest performing Index sectors (Utilities and Consumer Staples).
Another contributor was Carrier Global (up 63%) from the Industrials sector. The Fund no longer owns Carrier Global.
Detractors from Performance
The Fund’s Consumer Discretionary holdings were the most important detractor from performance on both an absolute and relative basis. The Fund’s holdings underperformed those of the S&P 500® (down 28%, versus up 26%) and a higher average weighting in this weaker performing sector (17%, compared to 12%) also hindered performance. New Oriental Education & Technology (down 84%) was the largest detractor during the period. The Fund completely liquidated its position in New Oriental Education & Technology after the Chinese government placed new regulations on the company related to after-school tutoring and private educational services, one of which is mandating that it must now be registered as a non-profit organization. Alibaba (down 22%) and Prosus (down 8%) were also among the top detractors.
Compared to the Index, the Fund suffered as a result of its weaker performing Health Care holdings. The Fund’s holdings were down 5%, compared to up 27% for the Index. Viatris (down 17%) was a key detractor. The Fund’s relative performance was also hindered because it had no holdings in one of the strongest sectors, Energy.
Additional detractors from performance were two holdings purchased near the end of the period, Ping An Insurance (down 3%) and Missfresh (down 57%).
The Fund had an average weighting of 24% of net assets in foreign securities. The Fund’s foreign holdings underperformed the U.S. holdings (down 9%, compared to up 62%).

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis New York Venture Fund’s principal risks are: stock market risk, common stock risk, financial services risk, foreign country risk, headline risk, large-capitalization companies risk, manager risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign currency risk, and mid- and small- capitalization companies risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended July 31, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, July 31, 2021, unless otherwise noted.

[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis New York Venture Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on July 31, 2011

Average Annual Total Return for periods ended July 31, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	40.63%	14.04%	12.15%	11.81%	02/17/69	0.89%	0.89%
Class A - with sales charge*	33.95%	12.95%	11.61%	11.72%	02/17/69	0.89%	0.89%
Class B†, **	35.42%	12.74%	11.41%	10.38%	12/01/94	1.96%	1.75%
Class C††, **	38.49%	13.15%	11.45%	10.28%	12/20/94	1.71%	1.71%
Class R	40.20%	13.72%	11.82%	8.92%	08/20/03	1.19%	1.19%
Class Y	40.98%	14.34%	12.43%	9.54%	10/02/96	0.64%	0.64%
S&P 500® Index***	36.45%	17.34%	15.33%	10.62%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended June 30, 2021

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	45.88%	14.89%	11.87%

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge.
††Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from February 17, 1969.

DAVIS NEW YORK VENTURE FUND	Fund Overview
July 31, 2021

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/21 Net Assets)		(% of 07/31/21 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	72.06%	Banks	22.91%	4.07%
Common Stock (Foreign)	20.43%	Diversified Financials	21.61%	5.06%
Short-Term Investments	6.10%	Information Technology	13.05%	27.82%
Preferred Stock (Foreign)	0.93%	Retailing	12.26%	6.90%
Other Assets & Liabilities	0.48%	Media & Entertainment	12.23%	9.82%
	100.00%	Insurance	6.89%	1.82%
		Health Care	5.08%	13.42%
		Transportation	3.20%	1.82%
		Food, Beverage & Tobacco	0.99%	2.98%
		Capital Goods	0.94%	5.74%
		Other	0.84%	10.86%
		Real Estate	–	2.63%
		Energy	–	2.55%
		Utilities	–	2.48%
		Consumer Services	–	2.03%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 07/31/21 Net Assets)

Capital One Financial Corp.	Consumer Finance	8.33%
Wells Fargo & Co.	Banks	7.79%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.10%
Alphabet Inc.*	Media & Entertainment	5.44%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	5.36%
U.S. Bancorp	Banks	4.60%
Facebook, Inc., Class A	Media & Entertainment	3.78%
Alibaba Group Holding Ltd., ADR	Retailing	3.69%
Intel Corp.	Semiconductors & Semiconductor Equipment	3.58%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	3.25%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS NEW YORK VENTURE FUND	Fund Overview – (Continued)
July 31, 2021

New Positions Added (08/01/20-07/31/21)
(Highlighted positions are those greater than 1.00% of the Fund’s 07/31/21 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/21 Net Assets
Chengxin Technology, Inc., Series A-1, Pfd.	Retailing	03/29/21	0.80%
Cigna Corp.	Health Care Equipment & Services	12/18/20	0.87%
Coupang, Inc., Class A	Retailing	03/11/21	0.91%
Darling Ingredients Inc.	Food, Beverage & Tobacco	06/25/21	0.92%
Full Trillion Development Ltd., Class A, Pfd.	Retailing	03/29/21	0.13%
IAC/InterActiveCorp	Media & Entertainment	08/19/20	1.41%
Missfresh Ltd., Class B, ADS	Food & Staples Retailing	06/25/21	0.04%
Ping An Insurance (Group) Co. of China, Ltd. - H	Life & Health Insurance	07/14/21	2.35%
Viatris Inc.	Pharmaceuticals, Biotechnology
	& Life Sciences	12/02/20	2.55%
Vroom, Inc.	Retailing	03/10/21	1.01%

Positions Closed (08/01/20-07/31/21)
(Gains and losses greater than $50,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Adient plc	Automobiles & Components	10/20/20	$(12,232,716)
Carrier Global Corp.	Capital Goods	05/06/21	248,564,981
Fang Holdings Ltd., Class A, ADR	Media & Entertainment	11/25/20	(18,013,412)
Ferguson PLC	Capital Goods	01/07/21	87,673,543
Hunter Douglas N.V.	Consumer Durables & Apparel	12/14/20	5,299,364
New Oriental Education & Technology
Group, Inc., ADR	Consumer Services	07/29/21	(209,306,984)

DAVIS NEW YORK VENTURE FUND	Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended July 31, 2021.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(02/01/21)	(07/31/21)	(02/01/21-07/31/21)
Class A (annualized expense ratio 0.89%**)
Actual	$1,000.00	$1,137.29	$4.72
Hypothetical	$1,000.00	$1,020.38	$4.46
Class B (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,132.30	$9.25
Hypothetical	$1,000.00	$1,016.12	$8.75
Class C (annualized expense ratio 1.70%**)
Actual	$1,000.00	$1,132.89	$8.99
Hypothetical	$1,000.00	$1,016.36	$8.50
Class R (annualized expense ratio 1.18%**)
Actual	$1,000.00	$1,135.94	$6.25
Hypothetical	$1,000.00	$1,018.94	$5.91
Class Y (annualized expense ratio 0.65%**)
Actual	$1,000.00	$1,138.77	$3.45
Hypothetical	$1,000.00	$1,021.57	$3.26

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
July 31, 2021

	Shares/Units	Value (Note 1)
COMMON STOCK – (92.49%)
COMMUNICATION SERVICES – (11.43%)
Media & Entertainment – (11.43%)
Alphabet Inc., Class A *	105,777	$285,019,300
Alphabet Inc., Class C *	70,752	191,343,124
ASAC II L.P. *(a)(b)	4,156,451	4,248,724
Facebook, Inc., Class A *	929,247	331,090,706
IAC/InterActiveCorp *	898,020	123,289,166
Liberty TripAdvisor Holdings, Inc., Series A *	191,516	800,537
Vimeo, Inc. *	1,457,935	65,315,488
	Total Communication Services	1,001,107,045
CONSUMER DISCRETIONARY – (10.53%)
Retailing – (10.53%)
Alibaba Group Holding Ltd., ADR (China)*	1,655,050	323,049,209
Amazon.com, Inc. *	82,901	275,860,539
Coupang, Inc., Class A (South Korea)*	2,195,957	79,757,158
Naspers Ltd. - N (South Africa)	237,420	45,729,835
Prosus N.V., Class N (Netherlands)	1,228,000	109,035,069
Vroom, Inc. *	2,393,952	88,671,982
	Total Consumer Discretionary	922,103,792
CONSUMER STAPLES – (0.96%)
Food & Staples Retailing – (0.04%)
Missfresh Ltd., Class B, ADS (China)*	585,040	3,270,374
Food, Beverage & Tobacco – (0.92%)
Darling Ingredients Inc. *	1,174,379	81,114,357
	Total Consumer Staples	84,384,731
FINANCIALS – (48.03%)
Banks – (21.41%)
Danske Bank A/S (Denmark)	7,584,377	133,038,027
DBS Group Holdings Ltd. (Singapore)	12,604,195	282,883,922
DNB Bank ASA (Norway)	4,978,670	102,027,584
JPMorgan Chase & Co.	1,790,224	271,720,199
U.S. Bancorp	7,257,320	403,071,553
Wells Fargo & Co.	14,861,522	682,738,321
		1,875,479,606
Diversified Financials – (20.19%)
Capital Markets – (3.08%)
Bank of New York Mellon Corp.	5,264,917	270,248,190
Consumer Finance – (11.01%)
American Express Co.	1,378,391	235,057,017
Capital One Financial Corp.	4,511,303	729,477,695
		964,534,712
Diversified Financial Services – (6.10%)
Berkshire Hathaway Inc., Class A *	1,275	534,097,500
		1,768,880,402
Insurance – (6.43%)
Life & Health Insurance – (4.31%)
AIA Group Ltd. (Hong Kong)	14,313,990	171,484,590
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	23,490,430	206,002,046
		377,486,636

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2021

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Property & Casualty Insurance – (2.12%)
Chubb Ltd.	686,010	$115,757,327
Loews Corp.	604,169	32,401,584
Markel Corp. *	31,506	38,001,592
		186,160,503
		563,647,139
	Total Financials	4,208,007,147
HEALTH CARE – (4.74%)
Health Care Equipment & Services – (2.19%)
Cigna Corp.	331,619	76,103,244
Quest Diagnostics Inc.	815,580	115,649,244
		191,752,488
Pharmaceuticals, Biotechnology & Life Sciences – (2.55%)
Viatris Inc.	15,914,700	223,919,829
	Total Health Care	415,672,317
INDUSTRIALS – (3.87%)
Capital Goods – (0.88%)
Orascom Construction PLC (United Arab Emirates)	1,456,501	6,699,905
Raytheon Technologies Corp.	807,239	70,189,431
		76,889,336
Commercial & Professional Services – (0.01%)
China Index Holdings Ltd., Class A, ADR (China)*	501,229	847,077
Transportation – (2.98%)
DiDi Global Inc., Class A, ADS (China)*(a)	27,683,628	261,643,505
	Total Industrials	339,379,918
INFORMATION TECHNOLOGY – (12.19%)
Semiconductors & Semiconductor Equipment – (12.19%)
Applied Materials, Inc.	3,353,180	469,210,478
Intel Corp.	5,848,000	314,154,560
Texas Instruments Inc.	1,493,450	284,681,439
	Total Information Technology	1,068,046,477
MATERIALS – (0.74%)
OCI N.V. (Netherlands)*	2,665,534	64,631,041
	Total Materials	64,631,041
TOTAL COMMON STOCK – (Identified cost $4,222,936,071)		8,103,332,468
PREFERRED STOCK – (0.93%)
CONSUMER DISCRETIONARY – (0.93%)
Retailing – (0.93%)
Chengxin Technology, Inc., Series A-1 (China)*(a)(b)	7,035,470	70,354,700
Full Trillion Development Ltd., Class A (China)*(a)(b)	1,114,530	11,145,300
	Total Consumer Discretionary	81,500,000
TOTAL PREFERRED STOCK – (Identified cost $81,500,000)		81,500,000

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2021

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (6.10%)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.045%, 08/02/21, dated 07/30/21, repurchase value of $231,618,869 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-3.375%, 09/15/21-02/15/37, total market value $236,250,360)	$231,618,000	$231,618,000
	StoneX Financial Inc. Joint Repurchase Agreement, 0.05%, 08/02/21, dated 07/30/21, repurchase value of $244,498,019 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 07/31/21-08/15/56, total market value $249,386,940)	244,497,000	244,497,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 08/02/21, dated 07/30/21, repurchase value of $57,904,241 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.50%-3.00%, 06/30/23-07/01/51, total market value $59,062,080)	57,904,000	57,904,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $534,019,000)		534,019,000
	Total Investments – (99.52%) – (Identified cost $4,838,455,071)		8,718,851,468
	Other Assets Less Liabilities – (0.48%)		42,106,352
		Net Assets – (100.00%)	$8,760,957,820

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities
At July 31, 2021

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments)	$8,718,851,468
Cash	348
Receivables:
Capital stock sold	5,565,060
Dividends and interest	7,054,429
Investment securities sold	79,872,220
Prepaid expenses	67,864
Due from Adviser	11,465
Total assets	8,811,422,854
LIABILITIES:
Payables:
Capital stock redeemed	12,495,769
Investment securities purchased	30,169,076
Accrued distribution and service plan fees	1,397,993
Accrued investment advisory fees	4,111,996
Other accrued expenses	2,290,200
Total liabilities	50,465,034
NET ASSETS	$8,760,957,820
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$13,143,153
Additional paid-in capital	4,112,224,906
Distributable earnings	4,635,589,761
Net Assets	$8,760,957,820

*Including:
Cost of investments	$4,838,455,071

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At July 31, 2021

CLASS A SHARES:
Net assets	$5,977,452,184
Shares outstanding	180,258,007
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$33.16
Maximum offering price per share (100/95.25 of $33.16)†	$34.81
CLASS B SHARES:
Net assets	$11,191,899
Shares outstanding	414,589
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$27.00
CLASS C SHARES:
Net assets	$185,653,067
Shares outstanding	6,553,974
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$28.33
CLASS R SHARES:
Net assets	$79,579,451
Shares outstanding	2,394,433
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$33.24
CLASS Y SHARES:
Net assets	$2,507,081,219
Shares outstanding	73,242,062
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$34.23

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Operations
For the year ended July 31, 2021

INVESTMENT INCOME:
Income:
Dividends*		$94,467,570
Interest		106,958
Net securities lending fees		365,403
Total income		94,939,931
Expenses:
Investment advisory fees (Note 3)	$45,111,981
Custodian fees	1,978,488
Transfer agent fees:
Class A	5,225,733
Class B	51,459
Class C	294,278
Class R	91,908
Class Y	1,687,033
Audit fees	98,668
Legal fees	31,901
Accounting fees (Note 3)	352,250
Reports to shareholders	418,221
Directors’ fees and expenses	358,718
Registration and filing fees	120,003
Miscellaneous	348,053
Distribution and service plan fees (Note 3):
Class A	13,388,317
Class B	126,647
Class C	2,196,439
Class R	409,382
Total expenses		72,289,479
Reimbursement of expenses by Adviser (Note 3):
Class B		(26,925)
Net expenses		72,262,554
Net investment income		22,677,377
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		1,796,190,457
Foreign currency transactions		(285,240)
Net realized gain		1,795,905,217
Net increase in unrealized appreciation		994,551,293
Net realized and unrealized gain on investments and foreign currency transactions		2,790,456,510
Net increase in net assets resulting from operations		$2,813,133,887

*Net of foreign taxes withheld of		$1,650,371

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2021	2020
OPERATIONS:
Net investment income	$22,677,377	$44,949,980
Net realized gain from investments and foreign currency transactions	1,795,905,217	297,418,972
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	994,551,293	(420,610,000)
Net increase (decrease) in net assets resulting from operations	2,813,133,887	(78,241,048)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(795,737,791)	(194,029,737)
Class B	(1,933,848)	(556,245)
Class C	(30,340,597)	(10,888,786)
Class R	(10,684,203)	(3,242,002)
Class Y	(328,399,861)	(81,502,940)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class A	(178,971,335)	(683,422,858)
Class B	(3,781,263)	(4,712,665)
Class C	(81,671,565)	(167,860,038)
Class R	(15,104,139)	(30,414,435)
Class Y	(12,616,258)	(296,136,580)
Total increase (decrease) in net assets	1,353,893,027	(1,551,007,334)

NET ASSETS:
Beginning of year	7,407,064,793	8,958,072,127
End of year	$8,760,957,820	$7,407,064,793

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements
July 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term growth of capital. The Fund offers shares in four classes, Class A, Class C, Class R, and Class Y, and previously offered Class B shares for new purchases through May 31, 2020. New Class B share account applications will be returned and any investments for existing Class B share accounts will be made in Class A shares of Davis Government Money Market Fund. Class A shares are sold with a front-end sales charge. Class C shares are sold and Class B shares were sold at net asset value and both may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Class C shares automatically convert to Class A shares after 8 years (effective May 1, 2021). Any existing Class C shares held longer than 8 years as of May 1, 2021 converted in May 2021. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The COVID-19 pandemic has caused market disruptions on a global scale and the long-term impact is uncertain. The aforementioned disruptions may adversely affect the value and liquidity of the Fund’s investments and thus Fund performance. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

The following is a summary of the inputs used as of July 31, 2021 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$996,858,321	$–	$4,248,724	$1,001,107,045
Consumer Discretionary	922,103,792	–	–	922,103,792
Consumer Staples	84,384,731	–	–	84,384,731
Financials	4,208,007,147	–	–	4,208,007,147
Health Care	415,672,317	–	–	415,672,317
Industrials	77,736,413	261,643,505	–	339,379,918
Information Technology	1,068,046,477	–	–	1,068,046,477
Materials	64,631,041	–	–	64,631,041
Preferred Stock:
Consumer Discretionary	–	–	81,500,000	81,500,000
Short-Term Investments	–	534,019,000	–	534,019,000
Total Investments	$7,837,440,239	$795,662,505	$85,748,724	$8,718,851,468

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended July 31, 2021. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at July 31, 2021 was $12,884*. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

	Beginning Balance at August 1, 2020	Cost of Purchases	Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)*	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3**	Ending Balance at July 31, 2021
Investments in Securities:
Common Stock	$4,235,840	$–	$–	$12,884	$–	$–	$–	$4,248,724
Preferred Stock	242,716,208	81,500,000	–	116,063,611	–	–	(358,779,819)	81,500,000
Total Level 3	$246,952,048	$81,500,000	$–	$116,076,495	$–	$–	$(358,779,819)	$85,748,724

* Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities still held at July 31, 2021, may be due to investments no longer held or categorized as Level 3 at year end.

** During the year ended July 31, 2021, certain securities fair valued at $358,779,819 transferred out of Level 3 because observable market data became available for the securities.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	July 31, 2021	Technique	Input(s)	Amount	an Increase in Input
Investments in Securities:
Common Stock	$4,248,724	Discounted Cash Flow	Annualized Yield	1.366%	Decrease

Preferred Stock	81,500,000	Market Approach	Transaction Price	$10.00	Increase
Total Level 3	$85,748,724

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to private securities and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Fund.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of July 31, 2021, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2018.

Under current tax regulations, capital losses on security transactions realized after October 31 (“post-October” losses; for the period from November 1, 2020 through July 31, 2021) may be deferred and treated as occurring on the first business day of the following fiscal year. At July 31, 2021, the Fund had short-term post-October losses in the amount of $108,635,044.

At July 31, 2021, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$4,862,976,897
Unrealized appreciation	3,970,660,860
Unrealized depreciation	(114,786,289)
Net unrealized appreciation	$3,855,874,571

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively "Distributable earnings (losses)"] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include foreign currency transactions, wash sales, partnership income, corporate actions, passive foreign investment company shares, deferred post-October losses, and equalization. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Fund’s net assets have not been affected by these reclassifications. During the year ended July 31, 2021, amounts have been reclassified to reflect increases (decreases) as follows:

Distributable earnings	$(88,921,138)
Paid-in capital	88,921,138

The tax character of distributions paid during the years ended July 31, 2021 and 2020 was as follows:

	2021	2020
Ordinary income	$59,134,284	$85,006,850
Long-term capital gain	1,107,962,016	205,212,860
Total	$1,167,096,300	$290,219,710

As of July 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,090,275
Undistributed long-term capital gain	887,008,331
Net unrealized appreciation on investments and foreign currency transactions	3,855,918,299
Deferred short-term post-October losses	(108,635,044)
Other temporary differences	(792,100)
Total	$4,635,589,761

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the year ended July 31, 2021 were $1,449,824,058 and $3,428,346,851, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets on the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion. Advisory fees paid during the year ended July 31, 2021 approximated 0.53% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.00%; Class B shares, 1.75%; Class C shares, 1.75%; Class R shares, 1.25%; and Class Y shares, 0.75%) until December 1, 2021. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to this date without the consent of the Board of Directors. During the year ended July 31, 2021, such reimbursements for Class B shares amounted to $26,925, and are not subject to future recoupment.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2021 amounted to $784,268. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2021 amounted to $352,250.

Distribution and Service Plan Fees - The Fund has adopted separate Distribution Plans (“12b-1 Plans”) for Class A, Class B, Class C, and Class R shares. Under the 12b-1 Plans, the Fund reimburses Davis Distributors, LLC (“Distributor”), the Fund’s Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. The Fund pays the Distributor 12b-1 fees on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%. The Fund pays the 12b-1 fees on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold. Payments under the Class R 12b-1 Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA (1.00%). The effective rate of the Class R 12b-1 Plan is currently 0.50%, of which 0.25% may be used to pay distribution fees and 0.25% may be used to pay service fees.

	Year ended July 31, 2021
	Class A	Class B	Class C	Class R
Distribution fees	$–	$96,321	$1,647,329	$204,691
Service fees	13,388,317	30,326	549,110	204,691

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Sales Charges - (Continued)

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of June 1, 2020, Class B shares are no longer offered for new purchases. Class B shares of the Fund were sold and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Fund are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Fund, of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Fund are re-allowed to qualified selling dealers.

Year ended July 31, 2021
Class A Commissions		Commission advances by the Distributor on the sale of	CDSCs received by the Distributor from
Retained	Re-allowed to
by Distributor	investment dealers	Class C	Class B	Class C
$117,803	$641,087	$169,743	$19,444	$10,250

NOTE 4 - CAPITAL STOCK

At July 31, 2021, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.325 billion shares are classified as Davis New York Venture Fund. As of June 1, 2020, Class B Shares are no longer offered for new purchases. Transactions in capital stock were as follows:

	Year ended July 31, 2021
	Sold		Reinvestment of Distributions	Redeemed		Net Decrease

Shares: Class A	6,355,713	^	22,930,878	(35,146,619)	*	(5,860,028)
Class B	–		68,382	(207,952)		(139,570)
Class C	695,150		1,066,030	(4,638,287)	^	(2,877,107)
Class R	212,533		326,597	(1,029,541)		(490,411)
Class Y	9,134,713	*	8,981,694	(18,904,833)		(788,426)
Value: Class A	$211,117,292	^	$747,976,109	$(1,138,064,736)	*	$(178,971,335)
Class B	–		1,832,508	(5,613,771)		(3,781,263)
Class C	20,027,869		29,872,425	(131,571,859)	^	(81,671,565)
Class R	7,089,812		10,681,215	(32,875,166)		(15,104,139)
Class Y	314,462,200	*	302,357,035	(629,435,493)		(12,616,258)

^ Includes Class C to Class A conversions as disclosed in Note 1 of the Notes to Financial Statements.
* Includes Class A to Class Y conversions authorized under certain eligibility requirements.

	Year ended July 31, 2020
	Sold		Reinvestment of Distributions	Redeemed		Net Decrease

Shares: Class A	8,674,685		6,269,963	(40,634,674)		(25,690,026)
Class B	42,107		21,267	(268,753)		(205,379)
Class C	967,778		408,071	(8,368,702)		(6,992,853)
Class R	302,045		110,552	(1,533,154)		(1,120,557)
Class Y	11,866,653		2,458,045	(25,146,549)		(10,821,851)
Value: Class A	$235,630,709		$183,082,887	$(1,102,136,454)		$(683,422,858)
Class B	957,195		524,286	(6,194,146)		(4,712,665)
Class C	22,732,455		10,471,063	(201,063,556)		(167,860,038)
Class R	7,970,238		3,241,390	(41,626,063)		(30,414,435)
Class Y	319,956,096		73,765,940	(689,858,616)		(296,136,580)

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 5 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2021, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $347,392,229 or 3.97% of the Fund’s net assets as of July 31, 2021. Information regarding restricted securities is as follows:

Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of July 31, 2021
ASAC II L.P.	10/10/13	4,156,451	$1.00	$1.0222
Chengxin Technology, Inc., Series A-1, Pfd.	03/29/21	7,035,470	10.00	10.00
DiDi Global Inc., Class A, ADS	06/30/21	27,683,628	8.3195	9.4512
Full Trillion Development Ltd., Class A, Pfd.	03/29/21	1,114,530	10.00	10.00

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2021	$27.04	$0.07	$10.68	$10.75
Year ended July 31, 2020	$28.16	$0.14	$(0.29)	$(0.15)
Year ended July 31, 2019	$32.59	$0.20	$(0.91)	$(0.71)
Year ended July 31, 2018	$32.64	$0.18	$4.85	$5.03
Year ended July 31, 2017	$29.88	$0.14	$5.68	$5.82
Davis New York Venture Fund Class B:
Year ended July 31, 2021	$22.69	$(0.17)	$8.93	$8.76
Year ended July 31, 2020	$23.84	$(0.09)	$(0.25)	$(0.34)
Year ended July 31, 2019	$28.30	$(0.08)	$(0.83)	$(0.91)
Year ended July 31, 2018	$29.06	$(0.14)	$4.29	$4.15
Year ended July 31, 2017	$26.96	$(0.15)	$5.09	$4.94
Davis New York Venture Fund Class C:
Year ended July 31, 2021	$23.64	$(0.17)	$9.31	$9.14
Year ended July 31, 2020	$24.80	$(0.06)	$(0.26)	$(0.32)
Year ended July 31, 2019	$29.27	$(0.03)	$(0.86)	$(0.89)
Year ended July 31, 2018	$29.85	$(0.08)	$4.42	$4.34
Year ended July 31, 2017	$27.60	$(0.09)	$5.22	$5.13
Davis New York Venture Fund Class R:
Year ended July 31, 2021	$27.10	$(0.02)	$10.70	$10.68
Year ended July 31, 2020	$28.26	$0.07	$(0.30)	$(0.23)
Year ended July 31, 2019	$32.71	$0.12	$(0.91)	$(0.79)
Year ended July 31, 2018	$32.76	$0.08	$4.87	$4.95
Year ended July 31, 2017	$29.98	$0.05	$5.71	$5.76
Davis New York Venture Fund Class Y:
Year ended July 31, 2021	$27.83	$0.16	$10.99	$11.15
Year ended July 31, 2020	$28.93	$0.22	$(0.30)	$(0.08)
Year ended July 31, 2019	$33.39	$0.28	$(0.93)	$(0.65)
Year ended July 31, 2018	$33.32	$0.27	$4.97	$5.24
Year ended July 31, 2017	$30.44	$0.23	$5.80	$6.03

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.18)	$(4.45)	$–	$(4.63)	$33.16	40.63%	$5,977	0.89%	0.89%	0.22%	17%
$(0.28)	$(0.69)	$–	$(0.97)	$27.04	(0.79)%	$5,033	0.90%	0.90%	0.53%	11%
$(0.19)	$(3.53)	$–	$(3.72)	$28.16	(0.95)%	$5,965	0.89%	0.89%	0.70%	17%
$(0.17)	$(4.91)	$–	$(5.08)	$32.59	16.26%	$7,308	0.88%	0.88%	0.53%	25%
$(0.23)	$(2.83)	$–	$(3.06)	$32.64	20.11%	$6,296	0.89%	0.89%	0.46%	12%

$–	$(4.45)	$–	$(4.45)	$27.00	39.42%	$11	1.96%	1.75%	(0.64)%	17%
$(0.12)	$(0.69)	$–	$(0.81)	$22.69	(1.69)%	$13	1.99%	1.80%	(0.37)%	11%
$(0.02)	$(3.53)	$–	$(3.55)	$23.84	(1.90)%	$18	1.92%	1.92%	(0.33)%	17%
$–	$(4.91)	$–	$(4.91)	$28.30	15.17%	$27	1.86%	1.86%	(0.45)%	25%
$(0.01)	$(2.83)	$–	$(2.84)	$29.06	18.92%	$35	1.87%	1.87%	(0.52)%	12%

$–	$(4.45)	$–	$(4.45)	$28.33	39.49%	$186	1.71%	1.71%	(0.60)%	17%
$(0.15)	$(0.69)	$–	$(0.84)	$23.64	(1.57)%	$223	1.70%	1.70%	(0.27)%	11%
$(0.05)	$(3.53)	$–	$(3.58)	$24.80	(1.75)%	$407	1.68%	1.68%	(0.09)%	17%
$(0.01)	$(4.91)	$–	$(4.92)	$29.27	15.40%	$636	1.65%	1.65%	(0.24)%	25%
$(0.05)	$(2.83)	$–	$(2.88)	$29.85	19.18%	$1,876	1.66%	1.66%	(0.31)%	12%

$(0.09)	$(4.45)	$–	$(4.54)	$33.24	40.20%	$80	1.19%	1.19%	(0.08)%	17%
$(0.24)	$(0.69)	$–	$(0.93)	$27.10	(1.06)%	$78	1.18%	1.18%	0.25%	11%
$(0.13)	$(3.53)	$–	$(3.66)	$28.26	(1.24)%	$113	1.18%	1.18%	0.41%	17%
$(0.09)	$(4.91)	$–	$(5.00)	$32.71	15.95%	$162	1.17%	1.17%	0.24%	25%
$(0.15)	$(2.83)	$–	$(2.98)	$32.76	19.79%	$184	1.18%	1.18%	0.17%	12%

$(0.30)	$(4.45)	$–	$(4.75)	$34.23	40.98%	$2,507	0.64%	0.64%	0.47%	17%
$(0.33)	$(0.69)	$–	$(1.02)	$27.83	(0.55)%	$2,061	0.65%	0.65%	0.78%	11%
$(0.28)	$(3.53)	$–	$(3.81)	$28.93	(0.72)%	$2,455	0.64%	0.64%	0.95%	17%
$(0.26)	$(4.91)	$–	$(5.17)	$33.39	16.59%	$3,086	0.62%	0.62%	0.79%	25%
$(0.32)	$(2.83)	$–	$(3.15)	$33.32	20.46%	$2,932	0.63%	0.63%	0.72%	12%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.) (the Fund), including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Denver, Colorado
September 22, 2021

DAVIS NEW YORK VENTURE FUND	Federal Income Tax Information (Unaudited)

In early 2022, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2021. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2021 with their 2021 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2021, the Fund paid long-term capital gain distributions in the amount of $1,107,962,016. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments was treated as distributions of long-term capital gain. As a result, the Fund designated long-term capital gain distributions in the amount of $1,196,871,337.

During the fiscal year 2021, $59,134,284 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $56,276,202 or 95% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2021, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $59,134,284 or 100% as qualified dividend income.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review
The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).
With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2021. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of Davis New York Venture Fund (or the “Fund”) and its shareholders.
Reasons the Independent Directors Approved Continuation of the Advisory Agreements
The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Directors’ recommendation to renew the Advisory Agreements.
The Independent Directors considered the investment performance of the Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:
1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.
Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.
A shareholder’s ultimate return is the product of a fund’s results, as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.
In aggregate, Davis Advisors, employees of Davis Advisors, and the Davis family have made significant investments in the Fund. The Independent Directors considered that these investments tend to align Davis Advisors’, Davis Advisors’ employees’, and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns.
The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)
The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors’ investment process, as well as the experience, capability, and integrity of its senior management and other personnel.
The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.
The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, which includes other funds it advises, other funds which it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules (and breakpoints, if applicable).
The Independent Directors reviewed the management fee schedule for the Fund, the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increase, and whether the fee schedule should reflect those potential economies of scale at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Fund.
The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised, private account, or managed money/wrap fees were lower than fees paid by the Davis Funds, the Independent Directors noted that the range of services provided to the Davis Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for any differences between the fee rates for the Davis Funds and Davis Advisors’ other lines of business.
The Independent Directors noted that Davis New York Venture Fund Class A shares underperformed its benchmark, the Standard & Poor’s 500® Index (the “S&P 500®”), over the three-, five-, and ten-year time periods, but outperformed the S&P 500® over the one-year time period and since its inception on February 17, 1969, all periods ended February 28, 2021.
Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund underperformed both the Performance Universe Average and the relevant Lipper Index over the one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2020.
The Independent Directors also reviewed the Fund’s performance versus both the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500® in 29 out of 48 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 35 out of 48 rolling five-year time periods, all periods ended December 31 for each year from 1973 through 2020. The Fund outperformed the S&P 500® in 34 out of 43 rolling ten-year time periods and outperformed the Lipper Large-Cap Core category in 32 out of 43 rolling ten-year time periods, all periods ended December 31 for each year from 1978 through 2020.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)
The Independent Directors considered Davis New York Venture Fund’s Class A shares management fee and total expense ratio. The management fee and total expense ratio were reasonable and below both the average and median of its expense group, as determined by Broadridge. The Independent Directors also noted that the Adviser has capped expenses for Class A, Class B, Class C, Class R, and Class Y shares through December 1, 2021.

Approval of Advisory Agreements
The Independent Directors concluded that Davis Advisors had provided Davis New York Venture Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.
The Independent Directors determined that the advisory fee for Davis New York Venture Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such services, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND	Liquidity Risk Management Program

Following is a description of the operation and effectiveness of the Liquidity Risk Management Program (“LRMP”) that was adopted by the Board of Directors (the “Board”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The Liquidity Rule is meant to promote effective liquidity risk management practices in order to reduce the likelihood that a fund would be unable to meet its redemption obligations.

The Board has appointed Davis Selected Advisers, L.P. (the “Adviser”) to serve as the Administrator of the LRMP, subject to the supervision of the Board. The Adviser has engaged a third party to perform certain functions, including the production of liquidity classification model information.

The Adviser monitors the adequacy and effectiveness of the implementation of the LRMP on an ongoing basis. This monitoring includes a review of the Fund’s liquidity risk based on a variety of factors including the Fund’s (1) investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, and (4) borrowing arrangements and other funding sources. The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires a fund that does not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets in highly liquid investments (highly liquid investment minimum or HLIM). The LRMP includes provisions and safeguards that are reasonably designed to comply with the 15% limit on illiquid investments and the Fund is currently classified as a Fund that primarily holds highly liquid investments. The LRMP includes the classification, no less than monthly, of the Fund’s investments into one of four liquidity classifications as provided for in the Liquidity Rule.

At a recent meeting of the Fund’s Board of Directors, the Adviser provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the LRMP from April 1, 2020 through March 31, 2021. The report concluded that the LRMP is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk. There can be no guarantee that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

DAVIS NEW YORK VENTURE FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Fund may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of these items to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you have a direct account with the Fund and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Davis Funds by phone at 1-800-279-0279. Your instructions will become effective within 30 days of your notice to the Fund.

DAVIS NEW YORK VENTURE FUND	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational and
media company); Director, Colfax Corp. (engineering
and manufacturer of pumps and fluid handling
equipment); Director, Cable ONE Inc. (cable service
provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13	Chairperson, Modine Manufacturing Company (heat transfer technology); Lead Independent Director, Fifth Third Bancorp (diversified financial services).
Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting of
one portfolio) since 2014; Lead Independent Director,
Graham Holdings Company (educational and media
company); Director, The Coca-Cola Company
(beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Lisa J. Cohen (born 04/25/89, Davis Funds officer since 2021). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Senior Attorney, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com. Quarterly Fact Sheets are available on the Fund’s website at www.davisfunds.com.

Davis Research Fund
(portfolio of Davis New York Venture Fund, Inc.)

July 31, 2021

ANNUAL REPORT

DAVIS RESEARCH FUND	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund (the “Fund”) prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, and (ii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Fund files its complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Fund’s Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-279-0279 and on the SEC’s website at www.sec.gov.

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance

Performance Overview
Davis Research Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended July 31, 2021 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 30.31%, versus a 36.45% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Financials (up 53%), Industrials (up 46%), and Energy (up 44%). The sectors within the S&P 500® that reported the weakest performance were Utilities (up 12%), Consumer Staples (up 18%), and Consumer Discretionary (up 26%).

Detractors from Performance
The Fund’s Consumer Discretionary holdings were the most important detractor2 from performance both on an absolute basis and relative to the Index. The Fund’s holdings underperformed those of the S&P 500® (down 8%, versus up 26%) and a higher average weighting in this weaker performing sector (20%, compared to 12%) also hindered performance. The top two detractors during the period were New Oriental Education & Technology Group3 (down 84%) and TAL Education Group (down 92%), companies that provide education services in China. The Fund completely liquidated its positions in New Oriental Education & Technology and TAL Education Group after the Chinese government placed new regulations on these companies related to after-school tutoring and private educational services, one of which is mandating that they must now be registered as non-profit organizations. Alibaba (down 22%) and Prosus (down 8%) were also among the top detractors.

Compared to the Index, the Fund suffered as a result of its weaker performing Health Care holdings. The Fund’s holdings were up 17%, versus up 27% for the Index. Viatris (down 17%) was a key detractor. The Fund’s relative performance was also hindered because it had no holdings in Energy and was underweight in Communication Services (5%, compared to 11%), both stronger performing sectors. Vimeo (down 1%) was a detractor from the Communications Services sector.

Additional individual detractors from performance were SAP (down 9%) and Ping An Insurance (down 3%). Ping An Insurance was purchased near the end of the period.

The Fund had an average weighting of 28% of net assets in foreign securities. The Fund’s foreign holdings underperformed the U.S. holdings (up 4%, versus up 51%). Given the strong equity market, the Fund’s 10% average repurchase agreement position (cash instrument) during the period was also a detractor.

Contributors to Performance
The Fund continued to hold a large position in Information Technology. These holdings were the most significant contributor to absolute performance during the period. The Fund’s holdings outperformed those of the Index (up 45%, versus up 41%) and the Fund benefited from a higher average weighting (33%, compared to 26%) in this sector. Of the top ten contributors during the period, five were from the Information Technology sector. Applied Materials (up 120%) was the top contributor and third-largest holding at the end of the period, representing 5.64% of net assets. Other contributors included Texas Instruments (up 53%), Oracle (up 60%), Microsoft (up 40%), and Lam Research (up 71%).

The Fund’s holdings in Financials were also beneficial to both absolute and relative performance. The Fund had a higher average weighting in this sector (21%, compared to 12%) and the Fund’s holdings outperformed those of the Index (up 58%, versus up 53%). Capital One Financial (up 156%), Berkshire Hathaway (up 42%), Wells Fargo (up 92%), and Julius Baer Group (up 57%) were among the top contributors.

The Fund’s Industrials position was a key performer. The Fund’s holdings outperformed those of the Index (up 66%, versus up 46%). Another individual contributor was Alphabet (up 82%), the parent company of Google, from the Communication Services sector.

Compared to the Index, the Fund benefited from having no holdings in the weakest performing Index sector, Utilities, and also being significantly underweight in two other laggards, Consumer Staples (less than 1%, compared to 6%) and Health Care (3%, compared to 13%).

Davis Research Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Research Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended July 31, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, July 31, 2021, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

2

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Research Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on July 31, 2011

Average Annual Total Return for periods ended July 31, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (10/31/01)	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	30.31%	16.31%	13.40%	9.01%	0.67%	0.67%
Class A - with sales charge*	24.12%	15.19%	12.86%	8.74%	0.67%	0.67%
S&P 500® Index	36.45%	17.34%	15.33%	9.62%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279.

Average Annual Total Return for periods ended June 30, 2021

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	31.19%	16.45%	12.75%

*Reflects 4.75% front-end sales charge.

3

DAVIS RESEARCH FUND	Fund Overview
July 31, 2021

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/21 Net Assets)		(% of 07/31/21 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	67.86%	Information Technology	38.42%	27.82%
Common Stock (Foreign)	24.30%	Retailing	17.27%	6.90%
Short-Term Investments	7.57%	Diversified Financials	11.97%	5.06%
Other Assets & Liabilities	0.27%	Banks	8.90%	4.07%
	100.00%	Capital Goods	6.81%	5.74%
		Media & Entertainment	6.19%	9.82%
		Insurance	5.48%	1.82%
		Health Care	3.57%	13.42%
		Materials	0.90%	2.59%
		Food, Beverage & Tobacco	0.49%	2.98%
		Real Estate	–	2.63%
		Energy	–	2.55%
		Utilities	–	2.48%
		Consumer Services	–	2.03%
		Other	–	10.09%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 07/31/21 Net Assets)

Amazon.com, Inc.	Retailing	6.22%
Intel Corp.	Semiconductors & Semiconductor Equipment	5.93%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	5.64%
Microsoft Corp.	Software & Services	4.76%
SAP SE, ADR	Software & Services	4.72%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	4.52%
Berkshire Hathaway Inc. *	Diversified Financial Services	4.38%
Oracle Corp.	Software & Services	3.39%
VMware, Inc., Class A	Software & Services	3.27%
Wells Fargo & Co.	Banks	2.77%

* Berkshire Hathaway Inc. holding includes Class A and Class B.

4

DAVIS RESEARCH FUND	Fund Overview – (Continued)
July 31, 2021

New Positions Added (08/01/20-07/31/21)
(Highlighted positions are those greater than 1.00% of the Fund’s 07/31/21 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/21 Net Assets
Alleghany Corp.	Reinsurance	01/06/21	0.82%
Darling Ingredients Inc.	Food, Beverage & Tobacco	06/25/21	0.45%
IAC/InterActiveCorp	Media & Entertainment	08/19/20	1.18%
Liberty Media Corp., Liberty Formula One, Series A	Media & Entertainment	01/29/21	0.54%
Liberty Media Corp., Liberty Formula One, Series C	Media & Entertainment	01/29/21	0.71%
Markel Corp.	Property & Casualty Insurance	01/06/21	0.88%
Ping An Insurance (Group) Co. of China, Ltd. - H	Life & Health Insurance	07/14/21	1.12%
TAL Education Group, Class A, ADR	Consumer Services	03/26/21	–
Viatris Inc.	Pharmaceuticals, Biotechnology & Life Sciences	12/02/20	0.62%
Vroom, Inc.	Retailing	03/10/21	0.60%

Positions Closed (08/01/20-07/31/21)
(Gains and losses greater than $300,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Adient plc	Automobiles & Components	10/20/20	$(26,900)
Baidu, Inc., Class A, ADR	Media & Entertainment	08/19/20	(88,546)
Booking Holdings Inc.	Retailing	12/29/20	54,194
HP Inc.	Technology Hardware & Equipment	11/25/20	108,646
New Oriental Education & Technology Group, Inc., ADR	Consumer Services	07/29/21	(357,920)
Slack Technologies, Inc., Class A	Software & Services	11/30/20	388,035
Swiss Re AG	Reinsurance	01/06/21	24,588
TAL Education Group, Class A, ADR	Consumer Services	07/26/21	(566,482)
Xilinx, Inc.	Semiconductors & Semiconductor Equipment	10/27/20	483,015

5

DAVIS RESEARCH FUND	Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended July 31, 2021.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(02/01/21)	(07/31/21)	(02/01/21-07/31/21)
Class A
Actual	$1,000.00	$1,102.08	$3.44
Hypothetical	$1,000.00	$1,021.52	$3.31

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to the Class’s annualized operating expense ratio (0.66%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

6

DAVIS RESEARCH FUND	Schedule of Investments
July 31, 2021

	Shares	Value (Note 1)
COMMON STOCK – (92.16%)
COMMUNICATION SERVICES – (5.71%)
Media & Entertainment – (5.71%)
Alphabet Inc., Class C *	375	$1,014,158
Facebook, Inc., Class A *	3,025	1,077,808
IAC/InterActiveCorp *	6,360	873,164
Liberty Media Corp., Liberty Formula One, Series A *	9,590	397,601
Liberty Media Corp., Liberty Formula One, Series C *	11,210	526,085
Vimeo, Inc. *	7,257	325,114
	Total Communication Services	4,213,930
CONSUMER DISCRETIONARY – (15.91%)
Retailing – (15.91%)
Alibaba Group Holding Ltd., ADR (China)*	5,330	1,040,363
Amazon.com, Inc. *	1,381	4,595,402
Delivery Hero SE (Germany)*	10,645	1,593,606
JD.com, Inc., Class A, ADR (China)*	14,923	1,057,742
Meituan, Class B (China)*	31,700	877,026
Naspers Ltd. - N (South Africa)	3,705	713,626
Prosus N.V., Class N (Netherlands)	4,475	397,339
Ulta Beauty, Inc. *	3,080	1,034,264
Vroom, Inc. *	11,930	441,887
	Total Consumer Discretionary	11,751,255
CONSUMER STAPLES – (0.45%)
Food, Beverage & Tobacco – (0.45%)
Darling Ingredients Inc. *	4,780	330,155
	Total Consumer Staples	330,155
FINANCIALS – (24.28%)
Banks – (8.20%)
Danske Bank A/S (Denmark)	51,660	906,171
DBS Group Holdings Ltd. (Singapore)	56,166	1,260,569
DNB Bank ASA (Norway)	32,140	658,643
U.S. Bancorp	21,315	1,183,835
Wells Fargo & Co.	44,525	2,045,479
		6,054,697
Diversified Financials – (11.03%)
Capital Markets – (3.44%)
Bank of New York Mellon Corp.	24,750	1,270,417
Julius Baer Group Ltd. (Switzerland)	19,170	1,268,477
		2,538,894
Consumer Finance – (3.21%)
American Express Co.	2,840	484,305
Capital One Financial Corp.	11,645	1,882,997
		2,367,302
Diversified Financial Services – (4.38%)
Berkshire Hathaway Inc., Class A *	4	1,675,600
Berkshire Hathaway Inc., Class B *	5,615	1,562,598
		3,238,198
		8,144,394

7

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2021

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (5.05%)
Life & Health Insurance – (2.53%)
AIA Group Ltd. (Hong Kong)	86,750	$1,039,283
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	94,370	827,589
		1,866,872
Property & Casualty Insurance – (1.70%)
Loews Corp.	11,345	608,432
Markel Corp. *	540	651,332
		1,259,764
Reinsurance – (0.82%)
Alleghany Corp. *	910	603,421
		3,730,057
	Total Financials	17,929,148
HEALTH CARE – (3.29%)
Health Care Equipment & Services – (2.67%)
Cigna Corp.	2,188	502,124
CVS Health Corp.	1,761	145,036
Humana Inc.	500	212,930
Quest Diagnostics Inc.	4,360	618,248
UnitedHealth Group Inc.	1,200	494,664
		1,973,002
Pharmaceuticals, Biotechnology & Life Sciences – (0.62%)
Viatris Inc.	32,590	458,541
	Total Health Care	2,431,543
INDUSTRIALS – (6.28%)
Capital Goods – (6.28%)
Carrier Global Corp.	6,420	354,705
Eaton Corp. PLC	7,953	1,256,971
Ferguson PLC (United Kingdom)	4,520	633,935
Johnson Controls International plc	4,928	351,958
Raytheon Technologies Corp.	5,407	470,139
Schneider Electric SE (France)	9,365	1,569,734
	Total Industrials	4,637,442
INFORMATION TECHNOLOGY – (35.41%)
Semiconductors & Semiconductor Equipment – (18.21%)
Applied Materials, Inc.	29,790	4,168,515
Intel Corp.	81,501	4,378,234
Lam Research Corp.	2,455	1,564,841
Texas Instruments Inc.	17,500	3,335,850
		13,447,440
Software & Services – (17.20%)
DXC Technology Co. *	19,429	776,771
Microsoft Corp.	12,350	3,518,639
Oracle Corp.	28,700	2,500,918
SAP SE, ADR (Germany)	24,250	3,485,210

8

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2021

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
	Software & Services – (Continued)
	VMware, Inc., Class A *	15,730	$2,418,330
			12,699,868
		Total Information Technology	26,147,308
MATERIALS – (0.83%)
	Holcim Ltd. (Switzerland)	10,516	615,247
		Total Materials	615,247
	TOTAL COMMON STOCK – (Identified cost $34,496,717)		68,056,028
SHORT-TERM INVESTMENTS – (7.57%)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.045%, 08/02/21, dated 07/30/21, repurchase value of $2,423,009 (collateralized by: U.S. Government agency mortgage and obligation in a pooled cash account, 0.00%-3.375%, 04/15/32-05/15/37, total market value $2,471,460)	$2,423,000	2,423,000
	StoneX Financial Inc. Joint Repurchase Agreement, 0.05%, 08/02/21, dated 07/30/21, repurchase value of $2,558,011 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 07/31/21-08/15/56, total market value $2,609,160)	2,558,000	2,558,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 08/02/21, dated 07/30/21, repurchase value of $606,003 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.00%, 01/01/51-07/01/51, total market value $618,120)	606,000	606,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $5,587,000)		5,587,000
	Total Investments – (99.73%) – (Identified cost $40,083,717)		73,643,028
	Other Assets Less Liabilities – (0.27%)		202,566
		Net Assets – (100.00%)	$73,845,594

ADR: American Depositary Receipt

*	Non-income producing security.

See Notes to Financial Statements

9

DAVIS RESEARCH FUND	Statement of Assets and Liabilities
At July 31, 2021

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments)	$73,643,028
Cash	607
Receivables:
Dividends and interest	93,055
Investment securities sold	292,488
Prepaid expenses	386
Total assets	74,029,564
LIABILITIES:
Payables:
Investment securities purchased	102,636
Accrued audit fees	19,376
Accrued custodian fees	13,576
Accrued investment advisory fees	36,025
Other accrued expenses	12,357
Total liabilities	183,970
NET ASSETS	$73,845,594
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$118,356
Additional paid-in capital	38,407,690
Distributable earnings	35,319,548
Net Assets	$73,845,594
CLASS A SHARES:
Net assets	$73,845,594
Shares outstanding	2,367,110
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$31.20
Maximum offering price per share (100/95.25 of $31.20)†	$32.76
*Including:
Cost of investments	$40,083,717

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

10

DAVIS RESEARCH FUND	Statement of Operations
For the year ended July 31, 2021

INVESTMENT INCOME:
Income:
Dividends*		$713,276
Interest		4,461
Total income		717,737
Expenses:
Investment advisory fees (Note 3)	$372,306
Custodian fees	27,780
Transfer agent fees	1,857
Audit fees	19,376
Legal fees	272
Accounting fees (Note 3)	2,087
Reports to shareholders	38
Directors’ fees and expenses	6,552
Registration and filing fees	4,614
Miscellaneous	16,508
Total expenses		451,390
Net investment income		266,347
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		2,527,778
Foreign currency transactions		(2,573)
Net realized gain		2,525,205
Net increase in unrealized appreciation		14,375,146
Net realized and unrealized gain on investments and foreign currency transactions		16,900,351
Net increase in net assets resulting from operations		$17,166,698

*Net of foreign taxes withheld of		$26,919

See Notes to Financial Statements

11

DAVIS RESEARCH FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2021	2020
OPERATIONS:
Net investment income	$266,347	$422,140
Net realized gain from investments and foreign currency transactions	2,525,205	1,434,012
Net increase in unrealized appreciation on investments and foreign currency transactions	14,375,146	4,921,086
Net increase in net assets resulting from operations	17,166,698	6,777,238
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:	(2,204,964)	(3,160,002)
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions (Note 4)	2,042,764	3,100,987
Total increase in net assets	17,004,498	6,718,223
NET ASSETS:
Beginning of year	56,841,096	50,122,873
End of year	$73,845,594	$56,841,096

See Notes to Financial Statements

12

DAVIS RESEARCH FUND	Notes to Financial Statements
July 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. The Fund offers Class A shares which are sold with a front-end sales charge. The COVID-19 pandemic has caused market disruptions on a global scale and the long-term impact is uncertain. The aforementioned disruptions may adversely affect the value and liquidity of the Fund’s investments and thus Fund performance. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

13

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of July 31, 2021 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$4,213,930	$–	$–	$4,213,930
Consumer Discretionary	11,751,255	–	–	11,751,255
Consumer Staples	330,155	–	–	330,155
Financials	17,929,148	–	–	17,929,148
Health Care	2,431,543	–	–	2,431,543
Industrials	4,637,442	–	–	4,637,442
Information Technology	26,147,308	–	–	26,147,308
Materials	615,247	–	–	615,247
Short-term Investments	–	5,587,000	–	5,587,000
Total Investments	$68,056,028	$5,587,000	$–	$73,643,028

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Fund.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

14

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of July 31, 2021, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2018.

At July 31, 2021, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$40,400,474
Unrealized appreciation	33,995,654
Unrealized depreciation	(753,100)
Net unrealized appreciation	$33,242,554

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, corporate actions, Directors’ deferred compensation, passive foreign investment company shares, and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

The tax character of distributions paid during the years ended July 31, 2021 and 2020 was as follows:

	2021	2020
Ordinary income	$384,267	$1,152,624
Long-term capital gain	1,820,697	2,007,378
Total	$2,204,964	$3,160,002

As of July 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$215,612
Undistributed long-term capital gain	1,861,342
Net unrealized appreciation on investments and foreign currency transactions	33,245,134
Other temporary differences	(2,540)
Total	$35,319,548

15

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the year ended July 31, 2021 were $9,425,212 and $9,183,812, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of July 31, 2021, one related shareholder’s investment in the Fund represents 99% of outstanding shares. Investment activities of this shareholder (the Adviser) could have a material impact on the Fund.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The fixed annual rate is 0.55% of the average net assets.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2021 amounted to $323. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2021 amounted to $2,087.

16

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2021

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Fund has adopted a Distribution Plan (“12b-1 Plan”) for Class A shares. Under the 12b-1 Plan, the Fund reimburses Davis Distributors, LLC (“Distributor”), the Fund’s Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2021.

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

The Distributor received no commissions earned on sales of Class A shares of the Fund for the year ended July 31, 2021.

NOTE 4 - CAPITAL STOCK

At July 31, 2021, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

	Year ended July 31, 2021
	Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares: Class A	50	80,876	(6,301)	74,625
Value: Class A	$1,500	$2,202,237	$(160,973)	$2,042,764

	Year ended July 31, 2020
	Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares: Class A	306	134,464	(2,633)	132,137
Value: Class A	$7,226	$3,155,861	$(62,100)	$3,100,987

17

DAVIS RESEARCH FUND	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A
		Year ended July 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.79	$23.20	$23.73	$21.09	$19.07
Income (Loss) from Investment Operations:
Net Investment Income	0.11[a]	0.19[a]	0.30	0.19	0.14
Net Realized and Unrealized Gains (Losses)	7.27	2.86	0.03	2.93	3.92
Total from Investment Operations	7.38	3.05	0.33	3.12	4.06

Dividends and Distributions:
Dividends from Net Investment Income	(0.06)	(0.53)	(0.19)	(0.16)	(0.09)
Distributions from Realized Gains	(0.91)	(0.93)	(0.67)	(0.32)	(1.95)
Total Dividends and Distributions	(0.97)	(1.46)	(0.86)	(0.48)	(2.04)
Net Asset Value, End of Period	$31.20	$24.79	$23.20	$23.73	$21.09
Total Return[b]	30.31%	13.52%	1.95%	14.94%	22.87%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$73,846	$56,841	$50,123	$49,371	$42,965
Ratio of Expenses to Average Net Assets:
Gross	0.67%	0.69%	0.70%	0.70%	0.71%
Net[c]	0.67%	0.69%	0.70%	0.70%	0.71%
Ratio of Net Investment Income to Average Net Assets	0.39%	0.82%	1.35%	0.85%	0.61%
Portfolio Turnover Rate[d]	15%	13%	23%	12%	19%

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[c]	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

18

DAVIS RESEARCH FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.) (the “Fund”), including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Denver, Colorado
September 22, 2021

19

DAVIS RESEARCH FUND	Federal Income Tax Information (Unaudited)

In early 2022, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2021. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2021 with their 2021 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2021, the Fund paid long-term capital gain distributions in the amount of $1,820,697.

During the fiscal year 2021, $384,267 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $217,831 or 57% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2021, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $384,267 or 100% as qualified dividend income.

20

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2021. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of Davis Research Fund (or the “Fund”) and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of the Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results, as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

In aggregate, Davis Advisors, employees of Davis Advisors, and the Davis family have made significant investments in the Fund. The Independent Directors considered that these investments tend to align Davis Advisors’, Davis Advisors’ employees’, and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

21

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors’ investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, which includes other funds it advises, other funds which it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules (and breakpoints, if applicable).

The Independent Directors reviewed the management fee schedule for the Fund, the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increase, and whether the fee schedule should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Fund.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised, private account, or managed money/wrap fees were lower than fees paid by the Davis Funds, the Independent Directors noted that the range of services provided to the Davis Funds is more extensive, with greater risks associated with operating Securities and Exchange Commission (“SEC”) registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for any differences between the fee rates for the Davis Funds and Davis Advisors’ other lines of business.

The Independent Directors noted that Class A shares of the Fund have been registered with the SEC and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any state or jurisdiction; only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Independent Directors also noted that Davis Selected Advisers, L.P. was the beneficial owner of 98.77% of all outstanding shares as of October 31, 2020.

The Independent Directors noted that Davis Research Fund Class A shares underperformed its benchmark, the Standard & Poor’s 500® Index (the “S&P 500®”), over the three-, ten-year, and since inception time periods, but outperformed the S&P 500® over the one- and five-year time periods, all periods ended February 28, 2021.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds (“Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund outperformed both the Performance Universe Average and relevant Lipper Index over the one-, two-, four-, and five-year time periods, underperformed the Performance Universe Average over the three-year time period, performed in-line with the relevant Lipper Index over the three-year time period, and performed in-line with both over the ten-year time period, all periods ended December 31, 2020.

22

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors also reviewed the Fund’s performance versus the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time periods. The Fund outperformed the S&P 500® in 4 out of 16 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 8 out of 16 rolling five-year time periods, all periods ended December 31 for each year from 2005 through 2020. The Fund outperformed the S&P 500® in 2 out of 11 rolling ten-year time periods and outperformed the Lipper Large-Cap Core category in 4 out of 11 rolling ten-year time periods, all periods ended December 31 for each year from 2010 through 2020.

The Independent Directors considered the management fee and total expense ratio for the Fund. They observed that both were reasonable. The management fee was below the average and in line with the median while the total expense ratio was below the average and median of its expense group, as determined by Broadridge.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Research Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis Research Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such services, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

23

DAVIS RESEARCH FUND	Liquidity Risk Management Program

Following is a description of the operation and effectiveness of the Liquidity Risk Management Program (“LRMP”) that was adopted by the Board of Directors (the “Board”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The Liquidity Rule is meant to promote effective liquidity risk management practices in order to reduce the likelihood that a fund would be unable to meet its redemption obligations.

The Board has appointed Davis Selected Advisers, L.P. (the “Adviser”) to serve as the Administrator of the LRMP, subject to the supervision of the Board. The Adviser has engaged a third party to perform certain functions, including the production of liquidity classification model information.

The Adviser monitors the adequacy and effectiveness of the implementation of the LRMP on an ongoing basis. This monitoring includes a review of the Fund’s liquidity risk based on a variety of factors including the Fund’s (1) investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, and (4) borrowing arrangements and other funding sources. The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires a fund that does not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets in highly liquid investments (highly liquid investment minimum or HLIM). The LRMP includes provisions and safeguards that are reasonably designed to comply with the 15% limit on illiquid investments and the Fund is currently classified as a Fund that primarily holds highly liquid investments. The LRMP includes the classification, no less than monthly, of the Fund’s investments into one of four liquidity classifications as provided for in the Liquidity Rule.

At a recent meeting of the Fund’s Board of Directors, the Adviser provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the LRMP from April 1, 2020 through March 31, 2021. The report concluded that the LRMP is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk. There can be no guarantee that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

24

DAVIS RESEARCH FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Fund may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of these items to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you have a direct account with the Fund and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Davis Funds by phone at 1-800-279-0279. Your instructions will become effective within 30 days of your notice to the Fund.

25

DAVIS RESEARCH FUND	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational and
media company); Director, Colfax Corp. (engineering
and manufacturer of pumps and fluid handling
equipment); Director, Cable ONE Inc. (cable service
provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13	Chairperson, Modine Manufacturing Company (heat transfer technology); Lead Independent Director, Fifth Third Bancorp (diversified financial services).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting of
one portfolio) since 2014; Lead Independent Director,
Graham Holdings Company (educational and media
company); Director, The Coca-Cola Company
(beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Lisa J. Cohen (born 04/25/89, Davis Funds officer since 2021). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Senior Attorney, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

26

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling 1-800-279-0279.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent director Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2021 and July 31, 2020 were $118,048 and $115,808, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends July 31, 2021 and July 31, 2020 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends July 31, 2021 and July 31, 2020 were $19,069 and $18,200, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)	All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2021 and July 31, 2020 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2021 and July 31, 2020.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 22, 2021

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: September 22, 2021